UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SABA SOFTWARE, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2400 Bridge Parkway

Redwood Shores, California 94065-1166

October 24, 2006

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Saba Software, Inc. (“Saba”). The annual meeting will be held on Tuesday, November 28, 2006, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

The actions expected to be taken at the annual meeting are described in detail in the attached proxy statement and notice of annual meeting of stockholders.

Included with the proxy statement is a copy of our annual report on Form 10-K, and our Form 10-K/A amendment thereto, for the fiscal year ended May 31, 2006. We encourage you to read our Form 10-K and our Form 10-K/A. They include information on our operations, markets, products and services, as well as our audited financial statements.

Please use this opportunity to take part in the affairs of Saba by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

We look forward to seeing you at the annual meeting.

Sincerely,

/s/ BOBBY YAZDANI

Bobby Yazdani

Chairman of the Board and

Chief Executive Officer

SABA SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 28, 2006

To our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Saba Software, Inc., a Delaware corporation, will be held at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Tuesday, November 28, 2006, at 9:00 a.m., Pacific Time, for the following purposes:

1. ELECTION OF DIRECTORS. To elect two Class III Directors to serve until the 2009 annual meeting of stockholders or until their respective successors have been elected or appointed.

2. RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending May 31, 2007.

3. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on October 6, 2006 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

By Order of the Board of Directors,

/s/ PETER E. WILLIAMS III

Peter E. Williams III

Chief Financial Officer and Secretary

Redwood Shores, California

October 24, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, California 94065-1166

PROXY STATEMENT

November 28, 2006

Annual Meeting of Stockholders

General Information

This proxy statement is furnished to stockholders of Saba Software, Inc., a Delaware corporation, in connection with the solicitation by our Board of Directors of proxies in the accompanying form for use in voting at our annual meeting of stockholders to be held on Tuesday, November 28, 2006, at 9:00 a.m., Pacific Time, at our corporate headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting for the purposes set forth in the accompanying notice of annual meeting of stockholders.

The proxy holders will vote all proxies in accordance with the instructions contained in the proxy and, if no choice is specified, the proxy holders will vote in favor of the proposals set forth herein. Proxies will confer upon the proxy holders discretionary authority to vote upon matters that the Board does not know as of the date hereof but may be presented at the annual meeting, as well as the authority to adjourn or postpone the annual meeting in order to assure that all stockholders who wish to vote on the matter will be able to cast their votes and to act upon other matters incident to the conduct of the meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to us (to the attention of Peter E. Williams III, our Chief Financial Officer and Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

Solicitation and Voting Procedures

The proxy statement and the enclosed proxy card are being mailed to the stockholders on or about October 24, 2006. This proxy statement and the accompanying proxy card are for use by the stockholders.

The close of business on October 6, 2006 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of, and to vote, at the annual meeting. As of the close of business on the record date, we had 28,200,503 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority, or 14,100,252, of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Each outstanding share of common stock on the record date is entitled to one vote on all matters.

All expenses in connection with the solicitation of proxies will be borne by us. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, by telephone or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

An automated system administered by ADP-Investor Communication Services and Mellon Investor Services will tabulate votes cast by proxy at the annual meeting, and one of our officers, duly appointed by the Board of Directors, will tabulate votes cast in person at the annual meeting.

Under the General Corporation Law of the State of Delaware, abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and, therefore, will have no effect on the result of the vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include, among others, the election of directors and ratification of auditors. Non-routine matters include, among others, approval of actions with respect to a company’s certificate of incorporation, bylaws or stock option plan. In determining whether a proposal has been approved, other than the election of directors, abstentions have the same effect as votes against the proposal. As a result, with respect to proposal 1, which requires a plurality vote, and proposal 2, which requires the affirmative vote of a majority of our common stock represented at the meeting and entitled to vote, broker “non-votes” have no effect and abstentions have the same effect as negative votes.

The shares represented by properly executed proxy cards will be voted at the annual meeting as indicated or, if no instructions are given, in favor of proposals 1 and 2. We do not presently know of any other business that may come before the annual meeting.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of this proxy statement and annual report may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department by telephone at (650) 581-2500 requesting such copies. Householding will continue until you notify our investor relations department by telephone or by mail at 2400 Bridge Parkway, Redwood Shores, California 94065-1166 that you wish to continue to receive separate annual reports and proxy statements. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or our investor relations department to request mailing of a single copy of the proxy statement and annual report.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors on the Board of Directors is currently fixed at seven. Our Certificate of Incorporation divides our Board of Directors into three classes designated Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms. The Board of Directors is currently composed of two Class I Directors: Joe E. Kiani and Clifton T. Weatherford; two Class II Directors: Bobby Yazdani and Dow R. Wilson; and three Class III Directors: Douglas M. Ferguson, Lawrence D. Lenihan, Jr. and Leon Navickas. The term of office of the Class III Directors expires at this annual meeting, the term of office of the Class I Directors expires at the 2007 annual meeting and the term of office of the Class II Directors expires at the 2008 annual meeting. At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring. Directors will be elected by a plurality of votes cast.

The Board of Directors has passed a resolution decreasing the size of the Board from seven to six directors effective immediately preceding the annual meeting of stockholders, and the number of Class III directors will correspondingly be reduced from three to two. Accordingly, at the annual meeting, the stockholders will elect two Class III Directors, each to serve a three year term until the election and qualification of a successor at the 2009 annual meeting of stockholders, until a successor is otherwise duly elected or appointed and qualified or until the director’s earlier resignation or removal. The Board of Directors has nominated Douglas M. Ferguson and Lawrence D. Lenihan, Jr. for election as Class III Directors. The Corporate Governance and Nominating Committee approved Messrs. Ferguson and Lenihan as Class III Director nominees to be voted upon at the annual meeting. The Board has no reason to believe that any nominee will be unable or unwilling to serve as a nominee or as a director, if elected.

Certain information about Messrs. Ferguson and Lenihan, the Class III Director nominees, is furnished below:

Douglas M. Ferguson has been a Director of Saba since February 2006. Mr. Ferguson served on the Board of Directors of Centra Software, Inc., a provider of software and services for online learning and training, prior to its acquisition by Saba in January 2006. For the past five years, Mr. Ferguson has been leading and directing strategic and operational management effectiveness for clients in the high-tech, healthcare and manufacturing industries. Since June 2001, he has served as the Executive Director of Gunnison Partners, a technology strategy management services firm. During this period, he collaborated with Innovation Management Inc., a member of the Monitor Group, a consulting firm, where he served as a partner from April 2003 to February 2005, in addition to his duties at Gunnison Partners. From March 2000 to June 2001, Mr. Ferguson held executive positions at Cambridge Technology Partners, a provider of business services, most recently as Vice President of Demand Generation. He is currently a trustee of the Yale-China Association. Mr. Ferguson holds a B.A. from Yale University and an M.A.L.D. from Fletcher School of Law and Diplomacy. Mr. Ferguson serves on the Board of Director’s Corporate Governance and Nominating Committee.

Lawrence D. Lenihan, Jr. has been a Director of Saba since August 2004. Mr. Lenihan is a managing general partner and co-head of the Pequot venture funds and the Pequot private equity funds, which funds Mr. Lenihan joined in 1996. Previously, Mr. Lenihan was a principal with Broadview Associates, L.L.C., an investment banking firm, where he was a senior member of the mergers and acquisitions team. Prior to joining Broadview, Mr. Lenihan held various positions within IBM, an information technology, business and technology services, consulting services and information technology research company. Mr. Lenihan is also a Director of First Advantage Corporation, a risk mitigation and business solutions provider. Mr. Lenihan holds a B.S. from Duke University and a M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Lenihan serves on the Board of Director’s Audit, Compensation and Corporate Governance and Nominating Committees.

Required Vote

The affirmative vote of a plurality of all the votes represented in person or by proxy at the annual meeting is required to approve the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

Meetings and Committees of the Board of Directors

During our fiscal year ended May 31, 2006, the Board of Directors met eight times. No current director attended fewer than 75% of all the meetings of the Board of Directors and its committees on which he served after becoming a member of the Board of Directors. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The Company encourages, but does not require, its Board members to attend the annual stockholders meeting. None of the Company’s directors attended the 2005 annual meeting of stockholders. The Board of Directors has determined that a majority of its members, Messrs. Ferguson, Kiani, Lenihan, Navickas, Weatherford and Wilson, are “independent” as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the NASDAQ Stock Market, Inc. (“NASDAQ”).

The Audit Committee

During our fiscal year ended May 31, 2006, the Audit Committee held nine meetings. Messrs. Lenihan, Navickas and Weatherford are the current members of our Audit Committee. The Audit Committee oversees the accounting and financial reporting processes of Saba and audits of the financial statements of Saba. The Audit Committee reviews, acts on and reports to our Board of Directors with respect to various auditing and accounting matters. The Audit Committee reviews and monitors the corporate financial reporting and the external audits of Saba, including, among other things, our internal control functions, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal matters that have significant impact on our financial reports. In addition, the Audit Committee is responsible for the appointment, compensation and oversight of our independent auditors. See “Report of the Audit Committee of the Board of Directors.” Our Board adopted and approved a charter for the Audit Committee on October 21, 1999. The charter for the Audit Committee was amended to reflect relevant provisions of the Sarbanes-Oxley Act of 2002 and The NASDAQ Stock Market rules. A copy of the Audit Committee charter, as amended to date, is attached to this Proxy Statement, and can be viewed on our website under “Investor Relations—Corporate Governance” at www.saba.com.

The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Exchange Act and the Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market, Inc. The Board has further determined that Mr. Weatherford, Chairman of the Audit Committee, is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

The Compensation Committee

During our fiscal year ended May 31, 2006, the Compensation Committee held one meeting. Messrs. Kiani, Lenihan and Navickas are the current members of our Compensation Committee. The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers and other key employees. This committee also administers our incentive compensation and benefit plans. A copy of the Compensation Committee charter, as amended to date, can be viewed on our website under “Investor Relations—Corporate Governance” at www.saba.com.

The Corporate Governance and Nominating Committee

During our fiscal year ended May 31, 2006, the Corporate Governance and Nominating Committee held two meetings. The current members of the Corporate Governance and Nominating Committee are Messrs. Ferguson, Kiani and Lenihan. The Corporate Governance and Nominating Committee oversees the operation of the Board, the selection, nomination, evaluation and education of directors, and the establishment and implementation of our policies and programs regarding internal governance and legal and ethical conduct. Prior to our annual meeting of stockholders, the Corporate Governance and Nominating Committee, pursuant to guidelines designed to highlight the necessary qualifications, assists the existing Board in selecting the candidates who will be presented to our stockholders for election to serve on our Board of Directors. The Corporate Governance and Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process will be adequate given the historical absence of stockholder proposals. The Corporate Governance and Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Corporate Governance and Nominating Committee may do so by writing to our Corporate Secretary, 2400 Bridge Parkway, Redwood Shores, California 94065-1166, providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of our Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Corporate Governance and Nominating Committee. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. During our fiscal year ended May 31, 2006, we did not pay any third party to identify or assist in identifying or evaluating potential nominees. Recently, we retained a third party to assist the Corporate Governance and Nominating Committee in the identification of potential board candidates for a fee of $10,000 plus expenses.

The Corporate Governance and Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the Corporate Governance and Nominating Committee charter, as amended to date, can be viewed on our website under “Investor Relations—Corporate Governance” at www.saba.com.

In reviewing potential candidates for the Board of Directors, the Corporate Governance and Nominating Committee considers the individual’s experience in human capital development and management solutions and related industries, the general business or other experience of the candidate, our needs for an additional or replacement director, the personality of the candidate, the candidate’s interest in our business, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to us experience and knowledge in areas that are most beneficial to us as a company. The Board intends to continue to evaluate candidates for election to the Board of Directors on the basis of the foregoing criteria.

All members of the Corporate Governance and Nominating Committee are independent directors within the meaning of Rule 4200 of the Marketplace Rules of the NASDAQ Stock Market, Inc.

Communication between Stockholders and Directors

Our Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to Bobby Yazdani, Chairman of the Board, c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

Corporate Governance

The Company has formal corporate governance standards in place. The Board has reviewed the provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, Inc. corporate governance listing standards regarding corporate governance policies and procedures. The Board believes the Company is in compliance with such rules and listing standards. The following chart sets forth certain information concerning members of the Board and their compliance with governance policies and standards in fiscal year 2006:

Director	I—Independent, E—Employee	Corporate Governance & Nominating Committee	Audit Committee— * Chair		Compensation Committee	% Board Mtg’s Attended		Qualified Financial Expert	Audit Committee Independence	Financially Literate
Bobby Yazdani	E	—	—		—	100		—	—	Yes
Douglas M. Ferguson	I	Yes	—			100		—	—	Yes
Joe E. Kiani	I	Yes	—		Yes	100		—	—	Yes
Lawrence D. Lenihan, Jr.	I	Yes	Yes		Yes	75		—	Yes	Yes
Leon Navickas	I	—	Yes		Yes	100		—	Yes	Yes
Clifton T. Weatherford	I	—	Yes	*	—	100		Yes	Yes	Yes
Dow R. Wilson	I	—	—		—	—	(1)	—	—	Yes

  (1)    Mr. Wilson joined the Board of Directors in August 2006.

Access to Corporate Governance Policies

We have adopted a Code of Ethics that applies to, among others, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is designed to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Ethics is available on our website under “Investor Relations—Corporate Governance” at www.saba.com. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Ethics will be promptly disclosed to the public. To the extent permitted by such legal requirements, we intend to make such public disclosure by posting the relevant material on our website in accordance with Securities and Exchange Commission rules.

Copies of our committee charters and Code of Ethics will be provided to any stockholder upon written request directed to Investor Relations, Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

Compensation of Directors

Each non-employee director receives an annual retainer of $20,000 and an additional $1,000 per Board meeting attended in person. The Chairman of our Audit Committee receives an additional annual retainer of $25,000 and other members of the Audit Committee receive an additional annual retainer of $2,500. Members of the Compensation Committee and the Corporate Governance and Nominating Committee receive an additional annual retainer of $2,000. We reimburse all non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors. Members of the Board who are not employees of the Company are eligible to receive stock options under the Company’s 2000 Stock Incentive Plan. During the fiscal year ended May 31, 2006, an option to purchase 8,750 shares of common stock was granted to the Chairman of the Audit Committee, an option to purchase 7,500 shares of common stock was granted to each of the other members of the Audit Committee and an option to purchase 5,000 shares of common stock was granted to directors who were not members of the Audit Committee. These options are immediately vested and have an exercise price equal to the most recent closing price at the time of grant.

Below are options we have granted to non-employee members of our Board of Directors during our fiscal year ended May 31, 2006:

Name	Grant Date	Number of Options Granted	Exercise Price Per Share
Douglas M. Ferguson	February 1, 2006	5,000	$5.04
Joe E. Kiani	December 15, 2005	7,500	$4.16
Lawrence D. Lenihan, Jr.	December 15, 2005	5,000	$4.16
Leon Navickas	February 1, 2006	7,500	$5.04
Clifton T. Weatherford	December 15, 2005	8,750	$4.16
Dow R. Wilson (1)	—	—	—
Douglas Allred (2)	December 15, 2005	5,000	$4.16
Michael Moritz (2)	December 15, 2005	7,500	$4.16

(1)	Mr. Wilson joined the Board of Directors in August 2006 and received an option to purchase 20,000 shares of common stock at an exercise price of $5.07 per share.
(2)	Messrs. Allred and Moritz resigned from the Board of Directors in January 2006.

Compensation Committee Interlocks and Insider Participation

No members of our Compensation Committee are officers or employees of Saba. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP served as our independent auditors for the fiscal year ended May 31, 2006, and the Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending May 31, 2007 and recommends that the stockholders ratify such selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Ernst & Young LLP as the independent auditors for the fiscal year ending May 31, 2007. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting, we will review our future selection of auditors. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

We have been informed by Ernst & Young LLP that they are not aware of any relationships between Ernst & Young LLP and our company that, in their professional judgment, may reasonably be thought to bear on their independence.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended May 31, 2006 and May 31, 2005 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2006	Fiscal 2005
Audit Fees(1)	$1,032,182	$593,420
Audit-Related Fees(2)	$208,810	$—
Tax Fees(3)	$214,341	$146,889
All Other Fees(4)	$1,500	$1,500

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Saba’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, including registration statements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These fees include amounts for due diligence procedures related to the acquisition of Centra Software, Inc.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

In making its recommendation to ratify the appointment of Ernst & Young LLP as Saba’s independent auditors for the fiscal year ending May 31, 2007, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The

Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

Required Vote

The affirmative vote of a majority of all the votes represented in person or by proxy at the annual meeting is required to ratify the foregoing proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 2007.

MANAGEMENT

Executive Officers and Directors

The following table sets forth certain information with respect to our executive officers and directors as of October 6, 2006:

Name	Age	Position
Bobby Yazdani	43	Chief Executive Officer and Chairman of the Board
Peter E. Williams III	45	Chief Financial Officer and Secretary
Mark D. Frost	48	Chief Operating Officer
Douglas M. Ferguson(3)	49	Director
Joe E. Kiani(2)(3)	42	Director
Lawrence D. Lenihan, Jr.(1)(2)(3)	41	Director
Leon Navickas(1)(2)	50	Director
Clifton T. Weatherford(1)	60	Director
Dow R. Wilson	47	Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of the Corporate Governance and Nominating Committee

Bobby Yazdani founded Saba, has been a Director of Saba since our inception in April 1997 and has served as Saba’s Chairman of the Board and Chief Executive Officer since September 2003. From February 2003 through September 2003, Mr. Yazdani served as Saba’s President and Chief Operating Officer. From April 1997 until February 2003, Mr. Yazdani served as Saba’s Chairman of the Board and from April 1997 until March 2002, Mr. Yazdani served as Chief Executive Officer. From 1988 until founding Saba, Mr. Yazdani served in various positions at Oracle, most recently as Senior Director. Mr. Yazdani holds a B.A. from the University of California, Berkeley.

Peter E. Williams III has served as our Chief Financial Officer since March 2004 and has served as our Secretary since our inception in April 1997. Mr. Williams served as our Vice President, Corporate Development and General Counsel from October 1999 through March 2004. Mr. Williams was a partner at Morrison & Foerster LLP, an international law firm, from January 1995 until March 2000. Mr. Williams holds B.A. degrees from the University of California, Los Angeles and a J.D. from Santa Clara University.

Mark D. Frost has served as our Chief Operating Officer since September 2005. Prior to joining Saba, from 2003 to 2005, Mr. Frost served as the Group Vice President and General Manager of the Human Capital Management (HCM) product division at PeopleSoft. Prior to PeopleSoft, from 2001 to 2003, Mr. Frost served as Vice President and General Manager of Product Operations at Documentum, Inc., an enterprise content management and collaboration software solutions company. Mr. Frost has also served as the Chief Operating Officer at Objectstream, as well as having held Vice President of Engineering roles at several companies including Neovista, Envirotest and Systems Control. Mr. Frost holds a B.A. in Computer Science from the University of California, Berkeley.

Douglas M. Ferguson has been a Director of Saba since February 2006. Mr. Ferguson served on the Board of Directors of Centra Software, Inc., a provider of software and services for online learning and training, prior to its acquisition by Saba in January 2006. For the past five years, Mr. Ferguson has been leading and directing strategic and operational management effectiveness for clients in the high-tech, healthcare and manufacturing industries. Since June 2001, he has served as the Executive Director of Gunnison Partners, a technology strategy management services firm. During this period, he collaborated with Innovation Management Inc., a member of the Monitor Group, a consulting firm, where he served as a partner from April 2003 to February 2005, in addition to his duties at Gunnison Partners. From March 2000 to June 2001, Mr. Ferguson held executive positions at

Cambridge Technology Partners, a provider of business services, most recently as Vice President of Demand Generation. He is currently a trustee of the Yale-China Association. Mr. Ferguson holds a B.A. from Yale University and an M.A.L.D. from Fletcher School of Law and Diplomacy. Mr. Ferguson serves on the Board of Director’s Corporate Governance and Nominating Committee.

Joe Kiani has been a Director of Saba since July 1997. Mr. Kiani is the Founder of Masimo Corporation, a provider of signal processing and sensor technology to the medical device industry, and has served as its Chief Executive Officer and Chairman of the Board since Masimo’s inception in 1989. Mr. Kiani holds a B.S. and M.S. from San Diego State University. Mr. Kiani serves on the Board of Director’s Compensation and Corporate Governance and Nominating Committees.

Lawrence D. Lenihan, Jr. has been a Director of Saba since August 2004. Mr. Lenihan is a managing general partner and co-head of the Pequot venture funds and the Pequot private equity funds, which funds Mr. Lenihan joined in 1996. Previously, Mr. Lenihan was a principal with Broadview Associates, L.L.C., an investment banking firm, where he was a senior member of the mergers and acquisitions team. Prior to joining Broadview, Mr. Lenihan held various positions within IBM, an information technology, business and technology services, consulting services and information technology research company. Mr. Lenihan is also a Director of First Advantage Corporation, a risk mitigation and business solutions provider. Mr. Lenihan holds a B.S. from Duke University and a M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Lenihan serves on the Board of Director’s Audit, Compensation and Corporate Governance and Nominating Committees.

In August 2004, Mr. Lenihan was appointed to serve as a director on our Board of Directors in connection with a private placement of our common stock with funds affiliated with Pequot Capital Management, Inc. (the “Pequot Funds”). From and after the closing of the private placement, for so long as the Pequot Funds beneficially hold at least seventy-five percent of the common stock purchased by the Pequot Funds in the private placement, we have agreed to use our best efforts to cause: (i) Mr. Lenihan to remain a Class III director; (ii) Mr. Lenihan to be nominated and elected to our Board of Directors in any election of directors; and (iii) any vacancy, should Mr. Lenihan cease for any reason to be a member of our Board of Directors, to be filled by a replacement designated by the Pequot Funds and reasonably acceptable to us.

Leon Navickas has been a Director of Saba since February 2006. Mr. Navickas founded Centra Software, Inc., a provider of software and services for online learning and training, and from April 1995 through the date of its acquisition by Saba in January 2006 served as Centra’s Chairman of the Board. Since Centra’s inception in 1995, Mr. Navickas served in a number of executive positions, including Chief Executive Officer from May 2005 to January 2006, Chief Strategy Officer from July 2003 to September 2004 and President from April 1995 to July 2003. Mr. Navickas served as General Manager of Research and Development at Lotus Development Corp. from 1983 to 1995. Mr. Navickas also serves on the board of trustees of the Massachusetts Software Council, a public policy organization that represents the interests of Massachusetts software companies. Mr. Navickas holds a B.A. from Boston College and an M.A. from Boston University. Mr. Navickas serves on the Board of Director’s Audit and Compensation Committees. Mr. Navickas’ term as a director will end immediately preceding the 2006 annual meeting of stockholders.

Clifton T. Weatherford has been a Director of Saba since March 2003. Until his retirement in December 2002, Mr. Weatherford served as Executive Vice President and Chief Financial Officer of Business Objects, a provider of business intelligence software, since August 1997. Mr. Weatherford serves as a Director of Synplicity Inc, a provider of software for the design and verification of semiconductors; Advanced Analogic Technologies, Inc., maker of analog and power semiconductors; SMART Modular Technologies, a manufacturer of memory products; and Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry. Mr. Weatherford holds a B.B.A. from the University of Houston. Mr. Weatherford serves as the Chairman of the Audit Committee and as the Committee’s financial expert.

Dow R. Wilson has been a Director of Saba since August 2006. Mr. Wilson is Executive Vice President of Varian Medical Systems, a company that designs and manufactures advanced equipment and software products for treating cancer with radiation, and President of its Oncology Systems division. Mr. Wilson joined Varian in 2005, following a 19-year career with General Electric, a diversified industrial corporation, in a variety of senior management positions in both the United States and Europe. Most recently, Mr. Wilson served as CEO for GE Healthcare-Information and Patient Monitoring Technologies. Prior to that, he served as Global General Manager for a number of GE’s imaging businesses, including, X-ray, Functional Imaging, and Computed Tomography. He also ran GE’s Lexan Sheet business in Europe. Mr. Wilson holds a B.A. from Brigham Young University and an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of September 1, 2006 by:

•	each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock,

•	each of our directors,

•	each of the named executive officers appearing in the summary compensation table below (the “Named Executive Officers”), and

•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 1, 2006 are deemed outstanding. Percentage of beneficial ownership as of September 1, 2006 is based on 28,583,607 shares of common stock. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is: c/o Saba Software, Inc., 2400 Bridge Parkway, Redwood Shores, California 94065-1166.

	Shares Beneficially Owned
Name	Number	Percent
Lawrence D. Lenihan, Jr.(1) 500 Nyala Farm Road Westport, CT 06880	2,779,840	9.8%
Entities Affiliated with Pequot Capital Management, Inc.(2) 500 Nyala Farm Road Westport, CT 06880	2,769,840	9.8%
Bobby Yazdani(3)	1,817,615	6.3%
Diker Management, LLC(4) 745 Fifth Avenue, Suite 1409 New York, New York 10151	1,751,666	6.1%
Diker GP, LLC(4)	1,623,831	5.7%
ZF Partners LP(5) One Ferry Building, Suite 255 San Francisco, California 94111	1,496,040	5.2%
Fuller & Thaler Asset Management, Inc.(6) 411 Borel Avenue, Suite 402 San Mateo, CA 94402	1,426,993	5.0%
Entities Affiliated with Sequoia Capital(7) 3000 Sand Hill Road, Suite 280 Menlo Park, CA 94025	1,162,789	4.1%
Leon Navickas (8)	628,293	2.2%
Peter E. Williams III(9)	250,875	*
Joe E. Kiani(10)	118,450	*
Mark D. Frost (11)	60,750	*
Clifton T. Weatherford(12)	35,000	*
Douglas M. Ferguson(13)	13,110	*
Dow R. Wilson	-0-	*
All current executive officers and directors as a group (9 persons)(14)	5,703,687	19.7%

*	Less than 1%.
(1)	Includes (i) 10,000 shares subject to options exercisable within 60 days of September 1, 2006; and (ii) 2,769,840 shares held by the entities affiliated with Pequot Capital management, Inc. Mr. Lenihan disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in these entities, if any.
(2)	As reported in a Schedule 13D/A filed with the SEC on February 17, 2006 by Pequot Capital Management, Inc., the investment advisor/manager of Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (the “Pequot Funds”). Pequot Capital Management, Inc. exercises sole voting and dispositive power for all shares held of record by the Pequot Funds and may be deemed to beneficially own all such shares. Pequot Capital Management, Inc. disclaims beneficial ownership of all shares held of record by the Pequot Funds. Lawrence D. Lenihan, Jr., a member of our Board of Directors, is a Managing Director of Pequot Capital Management, Inc. and may be deemed to beneficially own the securities held of record by the Pequot Funds. Mr. Lenihan expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(3)	Includes (i) 1,552,303 shares of common stock held in the Yazdani Family Trust of which Mr. Yazdani is trustee; and (ii) 265,312 shares subject to options exercisable within 60 days of September 1, 2006.
(4)	As reported in a Schedule 13G/A filed with the SEC on February 14, 2006 by Diker Management, LLC, which has shared voting and dispositive power over 1,751,666 shares, Charles M. Diker, who has shared voting and dispositive power over 1,751,666 shares, Mark N. Diker, who has shared voting and dispositive power over 1,751,666 shares and Diker GP, LLC, which has shared voting and dispositive power over 1,623,831 shares. Diker GP, LLC is the general partner of Diker Value-Tech Fund, LP, Diker Value-Tech QP Fund, LP, Diker Micro & Small Cap Fund, LP and Diker M&S Cap Master Fund, Ltd. (the “Diker Funds”). Diker Management, LLC is the investment manager of the Diker Funds and the investment adviser of separately managed accounts (the “Managed Accounts”) with respect to the shares of common stock held by the Diker Funds and the Managed Accounts. Charles M. Diker and Mark M. Diker are the managing members of each of Diker GP, LLC and Diker Management, LLC.
(5)	As reported in a Schedule 13D/A filed with the SEC on February 14, 2006, ZF Partners, LP, ZF Ventures, L.L.C., EGI-Fund (02-04) Investors, L.L.C., SLF Partners, LLC, EGI-Managing Member (02-04), L.L.C., SZ Investments, L.L.C., Chai Trust Company, L.L.C., Steven L. Fingerhood have shared voting and dispositive power over these shares. ZF Partners, LP (“Purchaser”) is a Delaware limited partnership. The general partner of the Purchaser is ZF Ventures, L.L.C., a Delaware limited liability company (“General Partner”). The two members of the member-managed General Partner are EGI-Fund (02-04) Investors, L.L.C., a Delaware limited liability company (“Fund 02-04”), and SLF Partners, LLC, a Delaware limited liability company (“SLF Partners”). EGI-Managing Member (02-04), L.L.C. is a Delaware limited liability company and the managing member of Fund 02-04 (“Managing Member”). SZ Investments, L.L.C. (“SZ Investments”) is a Delaware limited liability company and the managing member of Managing Member. SZ investments is indirectly owned by various trusts established for the benefit of Samuel Zell and has family. The trustee of each of those trusts is Chai Trust Company, L.L.C., an Illinois limited liability company. The founder and managing member of SLF Partners is Steven L. Fingerhood.
(6)	As reported in a Schedule 13G/A filed with the SEC on February 14, 2006 by Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), includes 925,889 shares as to which Fuller & Thaler has sole voting power and 1,426,993 shares as to which Fuller & Thaler has sole dispositive power.
(7)

As reported in a Schedule 13D/A filed with the SEC on November 3, 2005 by entities affiliated with Sequoia Capital, includes 217,180 shares held by Sequoia Capital IX, 40,087 shares held by Sequoia Capital IX Principals Fund, 33,430 shares held by Sequoia Capital Entrepreneurs Annex Fund, 767,441 shares held by Sequoia Capital Franchise Fund, 104,651 shares held by Sequoia Capital Franchise Partners, 290,697 shares held by SC IX.I Management LLC (which is the general partner of Sequoia Capital IX, the managing member of Sequoia Capital IX Principals Fund and the general partner of Sequoia Capital Entrepreneurs Annex Fund) and 872,092 shares held by SCFF Management LLC (which is the general partner of Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners), 1,162,789 shares held by Michael Goguen, 291,002 shares held by Mark Kvamme (each of the above-named entities has shared voting and dispositive power as to the shares attributed to them); and includes 29,947 shares held by Douglas Leone over which he has sole voting and dispositive power and 1,162,789 shares held by Douglas Leone over which he has shared voting and dispositive power; 142,216 shares held by Michael Moritz over which he has sole voting and dispositive power and 1,162,789 shares held by Michael Moritz over which he has shared voting and dispositive power; and 112,216 shares held by Mark Stevens over which he has sole voting and dispositive power and 1,162,789 shares held by Mark Stevens over which he has shared voting and dispositive power.

(8)	Includes 7,500 shares subject to options exercisable within 60 days of September 1, 2006.
(9)	Includes 87,500 shares subject to options exercisable within 60 days of September 1, 2006.
(10)	Includes 60,000 shares subject to options exercisable within 60 days of September 1, 2006.
(11)	Includes 56,250 shares subject to options exercisable within 60 days of September1, 2006.
(12)	Includes 35,000 shares subject to options exercisable within 60 days of September 1, 2006.
(13)	Includes 5,000 shares subject to options exercisable within 60 days of September 1, 2006.
(14)	Includes (i) 526,562 shares subject to options exercisable within 60 days of September 1, 2006 held by all executive officers and directors of Saba; and (ii) 2,779,840 shares held by the entities affiliated with Pequot Capital Management, Inc.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation during our last three fiscal years of (i) our Chief Executive Officer, and (ii) our other executive officer as of our fiscal year ended May 31, 2006 (collectively, our “Named Executive Officers”):

	Fiscal Year			Long-Term Compensation Awards
		Annual Compensation		Securities Underlying Options (#)
Name and Principal Position		Salary ($)	Bonus ($)(4)
Bobby Yazdani	2006	316,667	125,940	90,000
Chief Executive Officer and	2005	300,000	—	—
Chairman of the Board(1)	2004	303,048	—	—

Peter E. Williams III	2006	245,667	79,200	40,000
Chief Financial Officer	2005	227,000	68,000	—
and Secretary(2)	2004	200,000	—	100,000

Mark D. Frost	2006	191,785	37,939	225,000
Chief Operating Officer(3)

(1)	In September 2003, Mr. Yazdani was elected to serve as Chairman of the Board and Chief Executive Officer. Prior to that, Mr. Yazdani served as President and Chief Operating Officer.
(2)	Since March 2004, Mr. Williams has served as Chief Financial Officer. Prior to that, Mr. Williams served as Vice President Corporate Development, General Counsel and Secretary.
(3)	Mr. Frost joined Saba as Chief Operating Officer in September 2005.
(4)	Bonuses reflect amounts earned in the applicable fiscal year.

Employment Agreements and Change of Control Arrangements

The Company entered into employment agreements with Bobby Yazdani, Peter Williams and Mark Frost. Each agreement may be terminated by either the Company or the executive officer at any time with or without cause. In addition, the employment agreements provide for annual salary and bonus amounts and severance benefits, as may be adjusted from time to time by the Compensation Committee and/or the Board of Directors.

Under his employment agreement, Bobby Yazdani is entitled to, in case of (i) his resignation due to a relocation of our headquarters or a material reduction in his responsibilities or base salary or (ii) his termination without cause and subject to some contractual conditions, including non-competition obligations, receive the following severance payments and benefits:

•	Lump-sum payment equal to the pro-rated portion of the target bonus (less applicable withholding taxes);

•	Lump-sum or continued payments equal to 1 year of his base salary and target bonus (less applicable withholding taxes);

•	Accelerated vesting as of the date of his termination of 100% of his then-unvested and outstanding options; and

•	Continued medical coverage for 1 year following the date of termination.

Under his employment agreement, Peter Williams is entitled to, in case of (i) his resignation due to a relocation of our headquarters or a material reduction in his responsibilities or base salary or (ii) his termination without cause and subject to some contractual conditions, including non-competition obligations, receive the following severance payments and benefits:

•	Lump-sum payment equal to the pro-rated portion of the target bonus (less applicable withholding taxes);

•	Lump-sum or continued payments equal to 1 year of his base salary and target bonus (less applicable withholding taxes);

•	Accelerated vesting as of the date of his termination of 100% of his then-unvested and outstanding options; and

•	Continued medical coverage for 1 year following the date of termination.

Under his employment agreement, Mark Frost is entitled to, in case of his termination without cause and subject to some contractual conditions, receive the following severance payments and benefits:

•	Lump-sum or continued payments equal to 6 months of his base salary (less applicable withholding taxes);

•	Continued medical coverage for 1 year following the date of termination; and

•	In case of change in control, accelerated vesting as of the date of his termination of 100% of his then-unvested and outstanding options.

Option Grants in Last Fiscal Year

The following table sets forth certain information for each of our Named Executive Officers concerning stock options granted to them during the fiscal year ended May 31, 2006.

	Individual Grants
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price Per Share ($/Sh)(3)	Expiration Date(4)	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(5)
Name					5% ($)	10% ($)
Bobby Yazdani	90,000	4%	$4.95	01/30/12	151,513	343,730
Peter E. Williams III	40,000	2%	$4.93	01/27/12	67,067	152,152
Mark D. Frost	225,000	9%	$3.90	09/21/11	298,434	677,045

(1)	Options granted pursuant to our 2000 Stock Incentive Plan. Except for Mr. Yazdani’s’s options, the options vest in sixteen equal quarterly installments. Mr. Yazdani’s options vest in four equal quarterly installments.
(2)	In the fiscal year ended May 31, 2006, we granted options to employees to purchase an aggregate of 2,527,650 shares, including options to purchase 895,295 shares in connection with the acquisition of Centra Software, Inc.
(3)	The exercise price per share of options granted represented the fair market value of the underlying shares of common stock on the date the options were granted.
(4)	Subject to earlier termination upon the occurrence of certain events related to termination of employment, generally the options granted under the 2000 Stock Incentive Plan have a contractual term of six years.
(5)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended May 31, 2006 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers on May 31, 2006.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at May 31, 2006 (#)		Value of Unexercised In-the-Money Options at May 31, 2006 ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Bobby Yazdani	—	—	203,125	101,875	$626,338	$204,763
Peter E. Williams III	—	—	70,000	75,000	$159,900	$139,500
Mark D. Frost	—	—	28,125	196,875	$63,000	$441,000

(1)	Value of “in-the-money” stock options represents the positive spread between the exercise price of stock options and the fair market value for our common stock on May 31, 2006, which was $6.14.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of May 31, 2006 including the 1997 Stock Incentive Plan, the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders:
Option Plans	3,932,104	$5.28	233,701	(1)
Employee Stock Purchase Plan	—	$—	1,005,669

(1)	An additional 1,420,797 shares were reserved for future issuance under the 2000 Stock Incentive Plan on June 1, 2006.

Report of the Compensation Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

We have a compensation committee of the Board of Directors (the “Compensation Committee”) which has the authority and responsibility to approve the overall compensation strategy, administer our annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee is comprised of independent, non-employee members of our Board of Directors.

Executive Officer Compensation Programs

The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans.

The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries.    Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. The base salaries are reviewed at least annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which we compete for executive talent, and our financial performance generally. The weight given to each such factor by the Compensation Committee may vary from individual to individual.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options.

Pursuant to the CEO Compensation and Executive Officers’ Incentive Plan approved by the Board of Directors in October 2006, the Company’s executive officers are eligible to receive incentive compensation in the form of annual bonuses (the “Annual Bonuses”). Payment of the Annual Bonuses is based on the achievement by the Company of certain cash earnings per share financial metrics (the “Financial Metrics”) established by the Compensation Committee. The Annual Bonuses may be reduced for failure to achieve minimum Financial Metrics and may be eliminated entirely if the Financial Metrics fall below a certain threshold. The Annual Bonuses may be increased for exceeding the Financial Metrics. The maximum Annual Bonus payable under the Bonus Plan is 200% of an executive’s target bonus. The Annual Bonuses awarded under the Bonus Plan generally will be payable in cash after the end of the fiscal year during which such Annual Bonuses were earned. The target bonuses for CEO, Chief Operating Officer and Chief Financial Officer of the Company are $200,000, $110,000 and $110,000, respectively. The Compensation Committee or the Board may pay discretionary bonuses in addition to the Annual Bonuses.

Stock Option Grants.    Stock options may be granted to executive officers and other employees under the 1997 Stock Incentive Plan and the 2000 Stock Incentive Plan (collectively, the “Plans”). Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage Saba in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on our long-term performance which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of Saba are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence our long-term growth and profitability. However, the Plans do not provide any quantitative method for weighing these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

Other Compensation Plans.    We have adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. We also provide a 401(k) deferred compensation pension plan.

Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code (“IRC”) disallows a deduction by Saba for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the IRC Section 162(m) limitations and the available exemptions and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

Chief Executive Officer Compensation

The compensation of our Chief Executive Officer is reviewed at least annually on the same basis as discussed above for all Executive Officers. Mr. Yazdani’s base salary was established in part by comparing the base salaries of Chief Executive Officers at other companies of similar sizes in the high technology industry. Mr. Yazdani’s 2005 annual base salary was $300,000, which amount was established at the time he was reappointed to serve as Chief Executive Officer in September 2003. In February 2006, the compensation committee established an annual base salary of $350,000 for Mr. Yazdani and a target incentive plan of 50% of the annual base salary. The compensation committee, subsequent to establishing Mr. Yazdani’s annual base salary in February 2006, retained a third party compensation consultant to review the Chief Executive Officer’s level of compensation. Based in part on the results of the compensation consultant’s report, the Compensation Committee recommended to the Board of Directors and the Board of Directors approved in October 2006 an increase to Mr. Yazdani’s annual base salary to $400,000 effective June 1, 2006.

MEMBERS OF OUR COMPENSATION

    COMMITTEE

Joe E. Kiani

Lawrence D. Lenihan, Jr.

Leon Navickas, Chairman

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The audit committee hereby reports as follows:

1. The audit committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The audit committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

3. The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Ernst & Young LLP their independence from the Company and has considered whether the provision of the non-audit services is compatible with maintaining Ernst & Young LLP’s independence from the Company.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the audit committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006, for filing with the Securities and Exchange Commission.

MEMBERS OF OUR AUDIT COMMITTEE

Clifton T. Weatherford, Chairman

Lawrence D. Lenihan, Jr.

Leon Navickas

Stock Performance Graph

The following line graph compares the yearly percentage change in the cumulative total stockholder return on our common stock from May 31, 2001 through the end of our fiscal year ended May 31, 2006 with the percentage change in cumulative total stockholder return for (i) the NASDAQ Stock Market—U.S. Index and (ii) the RDG Technology Composite Index. The comparison assumes an investment of $100 on May 31, 2001 in stock or index, including reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

CUMULATIVE TOTAL STOCKHOLDER RETURN

Index	5/01	5/02	5/03	5/04	5/05	5/06
SABA SOFTWARE, INC	100.00	21.03	9.08	7.40	8.54	13.04
NASDAQ STOCK MARKET (U.S.)	100.00	79.31	79.16	98.26	102.53	108.71
RDG TECHNOLOGY COMPOSITE	100.00	70.70	67.15	81.93	82.01	85.72

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements described in “Executive Compensation and Related Information”, since June 1, 2005, there has not been nor is there currently proposed any transaction or series of similar transactions required to be disclosed to which we or any of our subsidiaries were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director, beneficial owner of more than five percent of our common stock or member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to our Secretary. To be timely for inclusion in our 2007 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between August 10, 2007 and September 9, 2007. A stockholder’s notice to our Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of Saba which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and intended to be presented at our 2007 annual meeting of stockholders must be received by us not later than June 26, 2007 in order to be considered for inclusion in our proxy materials for that annual meeting.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and the NASDAQ National Stock Market. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal 2006, all Reporting Persons complied with all applicable filing requirements.

Other Matters.    The Board of Directors knows of no other business, which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ PETER E. WILLIAMS III

Peter E. Williams III

Chief Financial Officer and Secretary

Redwood Shores, California

October 24, 2006

Appendix A

SABA SOFTWARE, INC.

CHARTER OF THE AUDIT COMMITTEE

PURPOSE:

The Audit Committee of Saba Software, Inc. is appointed by its Board of Directors to oversee the accounting and financial reporting processes of Saba Software, Inc. and its subsidiaries’ (the “Company”) and audits of the financial statements of the Company. The Audit Committee will make such examinations as are necessary to monitor the Company’s systems of internal control, corporate financial reporting and its internal and external audits, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors’ attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors shall from time to time prescribe.

STATEMENT OF POLICY:

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, directors, independent auditors and other employees of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose. In addition, the Committee shall review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC and the NASD applicable to NASDAQ listed issuers.

This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom is independent of management and the Company under the rules of the SEC regulations and stock exchange listing standards.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three (3) members of the Board of Directors.

Each member of the Audit Committee shall be able to read and understand fundamental financial statements, in accordance with the applicable rules and regulations of the NASD applicable to Nasdaq listed issuers. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities as required by the applicable rules and regulations of the NASD applicable to NASDAQ listed issuers.

POWERS:

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, with full access to all books, records, facilities, and personnel of the Company. The Audit Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board of Directors and the Audit Committee are in place to represent the Company’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee.

RESPONSIBILITIES:

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board on at least a quarterly basis. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those financial statements and for reviewing the Company’s unaudited interim financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

Additionally, the Committee recognizes that management, as well as the independent auditors, have more time, knowledge, and detailed information about the Company than do Committee members; consequently, in carrying out it’s oversight responsibilities, the Committee is not providing any special assurance as to the completeness and accuracy of the Company’s financial statements.

The Committee shall be responsible for reviewing, on a continuing basis, the adequacy of the Company’s system of internal controls. As part of this review, the Committee shall:

•	Review management’s assessment of the adequacy and effectiveness of internal controls, accounting and financial controls, policies and procedures to assess, monitor and manage business risks, as well as legal and ethical compliance programs (e.g., Company’s Code of Conduct) as of the end of each fiscal year and discuss and review the independent auditors’ report on management’s assessment.

•	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

•	Review all related party transactions for potential conflicts of interest and approve all related party transactions, subject to Board and shareholder ratification, if applicable.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Institute special investigations when necessary and, if appropriate, hire special counsel or experts to assist.

•	Receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•	Oversee compliance with the requirements of the SEC and the applicable rules and regulations of the NASD applicable to Nasdaq listed issuers for disclosure of independent auditor’s services and audit committee members and activities.

The Committee shall be responsible for reviewing and approving, on a continuing basis, the retention, termination and performance of the Company’s independent auditors. As part of this responsibility, the Committee shall:

•	Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders.

•	Have sole authority to retain and terminate the independent auditors, subject, if applicable, to Board approval and shareholder ratification.

•	Be responsible for compensation and oversight of the work of the Company’s independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting.

•	Have the sole authority and responsibility to evaluate the experience and qualifications of the senior members of the independent audit teams and the quality control procedures of the independent auditors.

•	At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality-control procedures;

•	Any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	Review, at least annually, the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors.

•	Request that the independent auditors provide, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company consistent with the rules of the NASD applicable to NASDAQ listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

•	After reviewing the foregoing reports and the independent auditors throughout the year, annually review the performance of the Company’s independent auditors.

•	Discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and staffing rotation.

•	Discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•	Review and approve in advance the annual budget for independent audit services.

•	Pre-approve all non-audit services provided by the independent auditors to the Company, and shall not engage the independent auditors to perform the specific nonaudit services proscribed by law or regulation.

•	The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at its next scheduled meeting.

•	In addition, set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

The Committee shall be responsible for reviewing and approving the Company’s financial statements and reporting. As part of these responsibilities, the Committee shall:

•	Review an analysis prepared by management and the independent auditors regarding critical accounting policies, including an analysis of the effect of alternate GAAP methods on the Company’s financial statements that have been discussed with management, significant financial reporting issues, judgments made in connection with the preparation of the Company’s financial statements and a description of any transactions in which there were any audit problems or difficulties and management’s response to those points as required in Statement on Auditing Standards No. 50 and 61.

•	Review other material written communications between the independent auditors and management, the effect or potential effect of any regulatory body, accounting initiatives or off-balance sheet structures on the Company’s financial statements; and any correspondence with regulators or governmental agencies as well as any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss the results of the quarterly review, annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

•	Review the Company’s general guidelines and processes regarding financial guidance.

•	Review, discuss with management and/or the auditors as appropriate and approve, prior to release:

•	Un-audited interim operating results in the Company’s quarterly earnings release and audited year-end operating results in the Company’s year end earnings release,

•	All press releases incorporating un-audited interim operating results, audited year end operating results or any pre-release of financial results,

•	Earnings guidance provided to analysts and rating agencies,

•	Financial statements and disclosures,

•	Disclosure controls and procedures, and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of these reports to meet the reporting requirements of all government bodies, which regulate the securities markets where the Company’s equities are publicly traded, (including the Quarterly Report on Form 10-Q and the Annual Report on Form 10-K.

•	Conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, any significant difficulties or disputes with management encountered during the course of the audit and any other matters that the Audit Committee, the independent auditor, or senior management believe should be discussed privately with the Audit Committee.

•	Provide a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A.

•	Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

•	Review on a quarterly basis, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

Review and reassess the adequacy of this Charter annually; and in addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

The audit committee, in conjunction with the Board, the Chief Executive Officer and the Chief Financial Officer shall establish annually a budget for the audit committee to enable it to adequately discharge its responsibilities.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

•	The Audit Committee will meet with the Chief Executive Officer and the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report. The Chief Financial Officer is responsible for coordinating the Audit Committee meeting dates and arrangements. The Committee shall meet with the Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and other key management of the Company, the independent auditors on at least a quarterly basis before the publication of the quarterly and annual results.

•	Also, the Committee shall discuss the results of the quarterly review and annual audit and any other matters required to be communicated to the Committee by the independent auditors.

At the end of each Audit Committee meeting, the Committee shall meet separately with the independent auditors and/or the internal auditors and without management present, to discuss the results of their examinations.

The Chairman of the Audit Committee will be responsible for presenting to the Board a report on the results of the Audit Committee meeting.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SABA SOFTWARE, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 28, 2006

The undersigned hereby appoints Bobby Yazdani and Peter E. Williams III and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of common stock of Saba Software, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders to be held at 2400 Bridge Parkway, Redwood Shores, California 94065-1166, on Tuesday, November 28, 2006, at 9:00 a.m., Pacific Time, or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE MARK YOUR CHOICE LIKE

THIS ☒ IN BLUE OR BLACK INK

1.	ELECTION OF DIRECTORS. To elect two Class III Directors to serve until the 2009 annual meeting of stockholders or until their respective successors have been elected or appointed.

	Lawrence D. Lenihan, Jr.	☐ FOR THE NOMINEE	☐ WITHHOLD AUTHORITY FOR THE NOMINEE
	Douglas M. Ferguson	☐ FOR THE NOMINEE	☐ WITHHOLD AUTHORITY FOR THE NOMINEE

2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment by the Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending May 31, 2007.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business as may properly come before the meeting.

PLAN TO ATTEND THE MEETING ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Signature                                                           Signature                                                           Dated:                                 , 2006

(Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)